QuickLinks -- Click here to rapidly navigate through this document

As Filed with the Securities and Exchange Commission on February 26, 2003

Registration File No. 333-45963
811-7337

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
Pre-Effective Amendment No.        / /
Post-Effective Amendment No. 7        /x/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        / /
Amendment No. 3        /x/

(Check appropriate box or boxes)

Protective Variable Life Separate Account
 (Exact name of registrant)

Protective Life Insurance Company
 (Name of depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of depositor's principal executive offices)

(800) 265-1545
Depositor's Telephone Number, including Area Code

NANCY KANE, Esq.
2801 Highway 280 South
Birmingham, Alabama 35223
(Name and address of agent for service)

Copy to:
STEPHEN E. ROTH, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

        It is proposed that this filing will become effective:

                        / /  Immediately upon filing pursuant to paragraph (b) of Rule 485

                        / /  On                   pursuant to paragraph (b) of Rule 485

                        / /  60 days after filing pursuant to paragraph (a) of Rule 485

                        /x/  On May 1, 2003 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual
Modified Single Premium Variable and Fixed Life Insurance Policies

PROSPECTUS
May 1, 2003

Protective Preserver
Single Premium Plus
An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by
 Protective Variable Life Separate Account
and
 Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

        This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured(s) named in the Policy.

        This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

        This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

        The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

        Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

        The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

        You have a number of investment choices in this Policy. You may allocate your Policy's value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among 31 variable investment options (where you have the investment risk) with Funds from:

        •  Protective Investment Company

        •  Van Kampen Life Investment Trust

        •  MFS® Variable Insurance Trust

        •  Oppenheimer Variable Account Funds

        •  Fidelity® Variable Insurance Products Funds

        •  Lord Abbett Series Fund, Inc.

        A prospectus for each of the Funds available through the Variable Account must accompany this Prospectus. Please read these documents before investing and save them for future reference.

        Please note that the Policies and/or the Funds:

        •  are not guaranteed to provide any benefits;

        •  are not insured by the FDIC or any other government agency;

        •  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

        •  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

        The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

        Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	5
Fund Risks	7
Fee Table	8
The Policy	12
Premiums	14
Calculation of Policy Value	15
Death Benefit Proceeds	16
Transfers of Policy Value	17
Surrenders and Withdrawals	19
Policy Loans	21
Suspension or Delays in Payments	23
Policy Lapse and Reinstatement	23
The Company and the Guaranteed Account	24
The Variable Account and the Funds	25
Protective Investment Company	26
Van Kampen Life Investment Trust	26
MFS® Variable Insurance Trust	27
Oppenheimer Variable Account Funds	27
Fidelity® Variable Insurance Products Funds	28
Lord Abbett Series Fund, Inc.	28
Charges and Deductions	30
Tax Considerations	34
Supplemental Riders and Endorsements	38
Exchange Privilege	40
Effects of the Exchange Offer	41
Use of the Policy	42
State Variations	42
Sale of the Policies	43
Legal Proceedings	43
Arbitration	44
Financial Statements	44
Glossary	45
Statement of Additional Information Table of Contents	47

POLICY BENEFITS/RISKS SUMMARY

        This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

        The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

        The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

        If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state tax at the death of the Insured.

        The Death Benefit is equal to the greater of:

    •
    The current Face Amount; or

    •
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

        The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

        You may invest in your choice of up to 31 different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

        For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

        You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider.

Exchange Privilege

        You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit — Protective Preserver

        Subject to the conditions described further on in the Prospectus, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

        Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

•
Dollar Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) to or from the Guaranteed Account or any of the Sub-Accounts. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. At the time of application, you may also elect dollar cost averaging from the DCA Fixed Account which may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.

•
Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

        You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500.

•
Annual Withdrawal Amounts. Each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

        You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. The minimum amount you may borrow is generally $500 and the maximum is 90% of your Cash Value minus any outstanding Policy Debt. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Except in the case of a Preferred Loan, annual interest rates for loans are 6.0% for the first ten Policy Years and 4.0% for Policy Years 11 and thereafter. If the Surrender Value of the Policy exceeds premiums paid a Preferred Loan will be available. The current annual interest rate on the Preferred Loan portion of the outstanding Policy Debt is 4.0%. You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

        You may choose a variety of ways to receive the proceeds of the Policy.

Comprehensive Long-Term Care Accelerated Death Benefit Rider

        This rider provides an accelerated payment of part of the Policy's Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

        Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Optional Coverage

        For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

        If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

        Unless the optional lapse protection rider is in effect, if your Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

        The Surrender Charge under the Policy applies during the first 9 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

        Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

        Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

        A surrender will generally have tax consequences.

Tax Risks

        We anticipate that the Policy should generally be treated as a life insurance contract under federal income tax law. There is less guidance, however, with respect to Policies issued on a substandard or "guaranteed issue" basis and to Policies with term riders. Therefore, it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

        The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as surrenders, withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59 1/2 at the time of the surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

        If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

        See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

        A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

        Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

        If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

        A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

        Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

        A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

FEE TABLES
Protective Preserver

        The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

        The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	9% in the first Policy Year, decreasing by 1% each year in Policy Years 2-9	9% in the first Policy Year, decreasing by 1% each year in Policy Years 2-9
Premium Tax Recovery Charge:
Minimum and Maximum Charge	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% in the first Policy Year, decreasing by .25% each year in Policy Years 2-9	2.50% in the first Policy Year, decreasing by .25% each year in Policy Years 2-9
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1)	The contingent deferred sales charge decreases each Policy Year until it reaches zero after the 9th Policy Year.

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds' fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:	On the Policy Effective Date and each Monthly Anniversary Day	..058% multiplied by the Policy Value	..058% multiplied by the Policy Value
Cost of Insurance:(2)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $57.50 per $1,000 of net amount at risk
Charge for a 75 year old male in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$5.18 per $1,000 of net amount at risk	$5.15 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value in all Policy Years	0.075% multiplied by the Variable Account Value for Policy Years 1-10; 0.042% in Policy Years 11 and thereafter
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 for Policies with Policy Value of less than $50,000; fee is waived for Policies with Policy Value of $50,000 or greater
Supplemental (Optional) Rider Charges:
Lapse Protection Rider	On each Monthly Anniversary Day	..021% of the Policy Value	..021% of the Policy Value
Comprehensive Long-Term Care Accelerated Death Benefit Rider	On each Monthly Anniversary Day	$.21 per $1,000 of Face Amount, guaranteed not to exceed $63.00 per month	$.21 per $1,000 of Face Amount

(2)
Cost of insurance charges vary based on the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

Single Premium Plus

        The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

        The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	9% in the first Policy Year, decreasing by 1% each year in Policy Years 2-9	9% in the first Policy Year, decreasing by 1% each year in Policy Years 2-9
Premium Tax Recovery Charge:
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% in the first Policy Year, decreasing by .25% each year in Policy Years 2-9	2.50% in the first Policy Year, decreasing by .25% each year in Policy Years 2-9
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds' fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:	On the Policy Effective Date and each Monthly Anniversary Day	..058% multiplied by the Policy Value	..058% multiplied by the Policy Value
Cost of Insurance:(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	The Guaranteed Maximum Monthly Cost of Insurance ($0.06 - $116.13 per $1,000 multiplied by the net amount at risk)
The lesser of .054% multiplied by the Policy Value during Policy Years 1 through 10; .046% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance ($0.06 - $116.13 per $1,000 multiplied by the net amount at risk)
Charge for a 75 year old male in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	The Guaranteed Maximum Monthly Cost of Insurance ($5.18 per $1,000 multiplied by the net amount at risk)
The lesser of .054% multiplied by the Policy Value during Policy Years 1 through 10; .046% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance ($5.15 per $1,000 multiplied by the net amount at risk)

(3)
The maximum cost of insurance charges vary based on the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value	0.075% multiplied by the Variable Account Value for Policy Years 1-10; 0.042% in Policy Years 11 and thereafter
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 for Policies with Policy Value of less than $50,000; fee is waived for Policies with Policy Value of $50,000 or greater
Supplemental (Optional) Rider Charges:
Comprehensive Long-Term Care Accelerated Death Benefit Rider	On each Monthly Anniversary Day	..0125% multiplied by the Policy Value up to $250,000; no additional charge on Policy Value in excess of $250,000	..0125% multiplied by the Policy Value up to $250,000; no additional charge on Policy Value in excess of $250,000

Annual Fund Operating Expenses:

	Minimum		Maximum
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)	0.52%	-	1.37%

        For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

        To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

        In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

        Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

        In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

        The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

        Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

        You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

        (1) 10 days after you receive your Policy, or

        (2) 45 days after you sign your application,

        Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

        (1) the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,

        (2) Guaranteed Account Value determined as of the date the returned Policy is received, and

        (3) Variable Account Value determined as of the date the returned Policy is received.

        This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

        At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

        Minimum Initial Premium.    The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant. Consult your sales representative for information about the initial premium required for the coverage you desire.

        Additional Premiums.    After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

        Premium Limitations.    Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

        Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

        You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments. You may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any premium payment.

        For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

        Premiums not requiring additional underwriting will be credited to the Policy and the premium payments will be invested as requested on the Valuation Date they are received by the Home Office. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

        The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

        Determination of Units.    For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

        Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

        Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  (1)
  is the result of:
    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.
    a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  (2)
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

        The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

        Subject to the conditions described below, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value of a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

        When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

        The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

        As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Calculation of Death Benefit Proceeds

        The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

        The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

        The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

        If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

Increasing the Face Amount

        On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

        As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above.

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

Settlement Options

        The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

        Upon receipt of written notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

        Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

Telephone Transfers

        Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

        Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

        A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

        You should protect your PIN (personal identification number) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing the electronic transfer instructions through our telephone or online systems is you or is authorized by you.

Reservation of Rights

        Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

Dollar-Cost Averaging

        If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from the DCA Fixed Account or any other allocation option (except that no transfers may be made to the DCA Fixed Account). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

        You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. In the DCA Fixed Account, dollar cost averaging must be elected immediately. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic tranfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly

Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

        Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

        Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice.

Portfolio Rebalancing

        At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

        Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

        At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

        At any time while the Policy is in force and prior to the Insured's death, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received. A withdrawal will have tax consequences.

        The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount.

        Withdrawals.    At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. Protective will withdraw the amount requested plus any applicable surrender charges and premium tax recovery charges from the Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

        Annual Withdrawal Amounts.    The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

        (a)     an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

        (b)    the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

        In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

        The proportionate face amount decrease will be determined by the following formula:

F × (P - W)/P

Where:	F =	Current Face Amount
	P =	Policy Value
	W =	Withdrawal Amount (including any applicable surrender charges and premium tax recovery charges)

POLICY LOANS

        You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received at the Home Office. The minimum amount of any loan is generally $500. The maximum amount that you may borrow is an amount equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Loan Collateral

        When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

        On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

        You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

        Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over/ Preferred Loan Charge	Guaranteed Carry-Over/ Preferred Loan Charge
Protective Preserver	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

        Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan.

        The Loan Account is credited with an effective annual interest rate of not less than 4.0%. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated. The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over/ Preferred Loan Charge	Guaranteed Carry-Over/ Preferred Loan Charge
Protective Preserver	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

        If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

        If the Loan Account Value exceeds the Cash Value less any lien ( i.e., the Surrender Value becomes zero) on any Valuation Date, you must pay that excess amount. The Company will send the you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

        A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract,"

loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

        Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

        In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

        A Policy will Lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

        In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

        An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

        Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our officers are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2002, we had total assets of approximately $      billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $      billion at December 31, 2002. To find out more information about us, go to www.protective.com.

The Guaranteed Account

        The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Both are part of Protective's general account assets. Protective's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective's general creditors. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

        The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account

        Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or the DCA Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

        After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective will credit are annual effective interest rates of not less than 4.00%. Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

        The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

        Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

        Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

        The Variable Account is divided into 31 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

        Protective may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a premium allocation election, an Owner is allocating prescribed percentages of premium to each of the Sub-Accounts comprising the model. Protective does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective may revise the composition of a model portfolio. In this event, Protective will not change an Owner's existing premium allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her premium allocation or percentages to reflect a revised or different model, he or she must submit a new investment election. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; or Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company

        International Equity Fund.    This Fund seeks long-term capital appreciation.

        Small Cap Value Fund.    This Fund seeks to provide long-term growth of capital.

        Capital Growth Fund.    This Fund seeks long-term growth of capital.

        CORE U.S. Equity Fund.    This Fund seeks long-term growth of capital and dividend income.

        Growth and Income Fund.    This Fund seeks long-term growth of capital and growth of income.

        Global Income Fund.    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

Van Kampen Life Investment Trust

        Aggressive Growth Portfolio Class II.    Seeks Capital Growth.

        Emerging Growth Portfolio Class I.    Seeks capital appreciation.

        Enterprise Portfolio Class I.    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

        Comstock Portfolio Class I.    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Growth and Income Class I.    Seeks long-term growth of capital and income.

MFS® Variable Insurance Trust

        New Discovery Series.    This Fund seeks capital appreciation.

        Emerging Growth Series.    This Fund seeks to provide long-term growth of capital.

        Research Series.    This Fund seeks to provide long-term growth of capital and future income.

        Investors Growth Stock Series (formerly "Growth Series").    This Fund seeks to provide long-term growth of capital and future income rather than current income.

        Investors Trust Series (formerly "Growth with Income Series").    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

        Utilities Series.    This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

        Total Return Series.    This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

        Aggressive Growth Fund/VA.    This Fund seeks capital appreciation.

        Global Securities Fund/VA.    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

        Capital Appreciation Fund/VA.    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

        Main Street Growth & Income Fund/VA.    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

        High Income Fund/VA.    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

        Money Fund/VA.    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        Strategic Bond Fund/VA.    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity® Variable Insurance Products Funds

        VIP Index 500 Portfolio, Service Class.    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

        VIP Growth Portfolio, Service Class.    This Fund seeks to achieve capital appreciation.

        VIP Contrafund® Portfolio, Service Class.    This Fund seeks long-term capital appreciation.

Lord Abbett Series Fund, Inc.

        Growth and Income Portfolio.    This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Mid-Cap Value Portfolio.    The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        Bond-Debenture Portfolio.    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

        More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

        Other Information About the Funds.    Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from the Funds assets for providing certain distribution and shareholder support services to such Funds. Protective Life also has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees by managers or advisers under these agreements do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Addition, Deletion, or Substitution of Investments

        Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

        If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

        Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

        Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

        An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

        Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

        Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

        This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

        Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  •
  the cost of insurance charges;

  •
  the policy expense charge;

  •
  the mortality expense risk charge; and

  •
  any charges for supplemental riders.

        If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

        The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

        Cost of Insurance Charge.    This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

  Protective Preserver.    The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

  Protective Single Premium Plus.    The current monthly cost of insurance charge is the lesser of (1) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

        Since the cost of insurance charges on a Protective Preserver Policy and the maximum cost of insurance charges on a Protective Single Premium Plus Policy are based on the net amount at risk, these charges will increase if the Policy Value decreases due to negative investment experience in the Sub-Accounts.

        Cost of Insurance Rates — General.    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

        Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

        Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

        Cost of Insurance Rates — Protective Preserver.    The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

        Cost of Insurance Rates — Protective Single Premium Plus.    Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

        In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

        Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.    Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

        Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

        Monthly Policy Expense Charge.    This charge generates revenues that cover all of Protective's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

        Mortality and Expense Risk Charge.    We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

        Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, there is currently no monthly mortality and expense risk charge.

        Supplemental Rider Charges.    We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

        Lapse Protection Rider.    The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver.    The current monthly charge for this rider is $.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $63.00 per month.

        Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus.    The current monthly charge for this rider is equal to .0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

        Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

        We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

        A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

        The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

  (1)
  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

  (2)
  the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.
Policy Year Following Premium Payment	Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment	Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1	9%	1	2.50%
2	8%	2	2.25%
3	7%	3	2.00%
4	6%	4	1.75%
5	5%	5	1.50%
6	4%	6	1.25%
7	3%	7	1.00%
8	2%	8.75%
9	1%	9.50%
10+	0%	10+	0

        After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

        The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

        Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

        The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

TAX CONSIDERATIONS

        The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

        Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value.

Taxation of Insurance Policies

        Tax Status of the Policies.    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

          Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

           Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

           The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

        Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

        If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

        Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies That Are MECs

        Characterization of a Policy as a MEC.    Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Internal Revenue Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

        This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

        Penalty Tax.    Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

        Constructive Receipt Issues.  —  The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Policies That Are Not MECs

        Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Policy Years.    As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the death benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

        Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed a per diem limitation, such excess will be includible in income. For the year 2002, this limit is $210 per day or the equivalent amount in the case of payments on another periodic basis. Protective treats charges for this rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider, i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider.

        Actions to Ensure Compliance with the Tax Law.  —  Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

        Other Considerations.  —  Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal.

Disallowance of Interest Deductions

        The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

        Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

        The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

  -->
  Lapse Protection Rider;

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

  -->
  Comprehensive Long-Term Care Accelerated Death Benefit Rider; and

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

        The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.
Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.
Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

        Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

        The monthly charge on the Protective Preserver Policy for this rider is $0.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $63.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

              Tax Consequences of the ADBR.    Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

           Amount of the Accelerated Death Benefit.    The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

           Conditions for Receipt of the Accelerated Death Benefit.    In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

        Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

          Operation of the ADBR.    A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

           Effect on Existing Policy.    The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

        The following endorsements may be available to be added to your Policy. Please contact us for further details.

  -->
  Waiver of Surrender Charge Endorsement.
  -->
  Policy Loan Endorsement

        Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

        The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

        The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

        Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

        A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions

Federal Tax Charge	None	Deducted as part of Monthly Deductions

Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None

Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions

Withdrawal Charges	$25	None

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to ..058% multiplied by the Policy Value, which is the equivalent of an annual rate of .70%, (3) mortality and expense charges equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%.

Effects of the Exchange Offer

1.
The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.
If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.
The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

        Tax Matters.    Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

        The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

        If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

        Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

        Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

        As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

        Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

        In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations". Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

        Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

        Investment Distributors, Inc. ("IDI"), a Tennessee corporation established in 1993, a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI is located at 2801 Highway 280 South, Birmingham, Alabama 35223. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. IDI passes through commissions it receives to the broker-dealers who have entered into selling agreements with it. IDI does not retain any commission payments or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses. Additionally, IDI receives the 12b-1 fees assessed against shares of certain Funds attributable to the Policies. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Policies on IDI's behalf. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to approximately 8% of a first year premium payment and .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. ProEquities, Inc., and other selling broker-dealers may share commissions and additional amounts received for sales of the Policies with their representatives involved in the sales in accordance with their rules and policies for compensating sales representatives. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

        Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (1) directors, officers or employees of Protective Life or any of its affiliates, (2) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

        Protective Life offers the Policies to the public on a continuous basis through IDI. We anticipate continuing to offer the Policies but reserve the right to discontinue the offering.

LEGAL PROCEEDINGS

        Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

ARBITRATION

        The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

        Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"

Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount

An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age

The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account

Part of Protective's General Account. Only premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account

Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Guaranteed Account

The Fixed Account, the DCA Fixed Acount and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value

The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Initial Premium

The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan

That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

Example of Death Benefit Computations

        For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

        Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-1

APPENDIX B

Annual Fund Operating Expenses:

        This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2002. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently hold assets relating to the Policies but are no longer available for additional investment (as of the dates provided below:

Calvert Variable Series, Inc.	Social Small Cap Growth Portfolio	January 1, 2001
	Social Balanced Portfolio	May 1, 2002
Van Eck Worldwide Insurance Trust	Worldwide Hard Assets Fund	January 1, 2001
	Worldwide Real Estate Fund	January 1, 2001

        Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum		Maximum

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)	0.52%	-	1.62%

B-1

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

        This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

        This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

        This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

    (i)
    precious metals;

    (ii)
    natural resources;

    (iii)
    real estate; and

    (iv)
    commodities.

Worldwide Real Estate Fund.

        This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

B-2

      To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus, including more information concerning compensation paid for the sale of Policies. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

        The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

         Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Single Premium Variable and Fixed Life Insurance Policy

        This Statement of Additional Information ("SAI") contains additional information regarding the individual modified single premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2003 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

        May 1, 2003

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

        Incontestability.    Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

        Suicide Exclusion.    If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

        If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Corporate Purchasers

        The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the policy expense charge, annual maintenance fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.

Settlement Options

        The following settlement options may be elected.

        Option 1 — Payment for a Fixed Period.    Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

        Option 2 — Life Income with Payments for a Guaranteed Period.    Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

        Option 3 — Interest Income.    Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

        Option 4 — Payments for a Fixed Amount.    Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

1

        Minimum Amounts.    Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

        Other Requirements.    Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

        If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

        We offer the following riders and endorsements:

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

        The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.
Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.
Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

        Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

        The monthly charge on the Protective Preserver Policy for this rider is $0.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $63.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

              Tax Consequences of the ADBR.    Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

2

           Amount of the Accelerated Death Benefit.    The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

           Conditions for Receipt of the Accelerated Death Benefit.    In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

        Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

          Operation of the ADBR.    A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

           Effect on Existing Policy.    The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Endorsements.    The Company may also issue as part of the Policy endorsements for which there are no charges.

        Waiver of Surrender Charge Endorsement.    The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

        Policy Loan Endorsement.    Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

3

        Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

ILLUSTRATIONS

        We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

        Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

IMSA

        Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

        PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

        Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various

4

investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

        The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectus.)

State Regulation

        Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

        Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

        Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

        Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Independent Accountants

        The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2002 and 2001 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2002 and included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

        The consolidated balance sheets of Protective Life as of December 31, 2002, and 2001 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the

5

period ended December 31, 2002 and the related financial statement schedules included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Reinsurance

        The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

        A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20540. The instruments may also be accessed using the SEC's website at http/www.sec.gov..

Financial Statements

        Protective Life's financial statements included in this SAI, should be considered only as bearing on Protective Life's ability to meet its obligations under the Policies. They have no bearing on the investment performance of the assets held in the Variable Account.

6

INDEX TO FINANCIAL STATEMENTS

        [To be filed by Amendment.]

F-1

PART C
OTHER INFORMATION

Item 27.    Exhibits.

1.	Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)
2.	Custodian Agreements — None.
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)
(a)(1) Amendment I to the Underwriting Agreement.(8)
(b) Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)
4.	(a) Form of Contract Single Premium Plus.(5)
(a)(1) Form of Contract Protective Preserver.(4)
(b) Policy Value Credit Endorsement.(4)
(c) Comprehensive Long-Term Care Accelerated Death Benefit Rider.(8)
(d) Lapse Protection Rider.(4)
(e) Policy Loan Endorsement.(12)
(f) Waiver of Surrender Charge Endorsement.(8)
5.	(a) Form of Contract Application — Single Premium Plus.(8)
(b) Form of Contract Application — Protective Preserver.(4)
6.	(a) Charter of Protective Life Insurance Company.(1)
(b) By-Laws of Protective Life Insurance Company.(1)
7.	Reinsurance Contracts.(16)
8.	(a) Participation/Distribution Agreement.(2)
(a)(1) Amendment I to the Participation/Distribution Agreement.(8)
(b) Participation Agreement (Oppenheimer Variable Account Funds).(3)
(c) Participation Agreement (MFS Variable Insurance Trust).(3)
(d) Participation Agreement (Acacia Capital Corporation).(3)
(e) Participation Agreement (Van Eck Worldwide Insurance Trust).(7)
(f) Participation Agreement (Van Kampen Life Investment Trust).(11)
(g) Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)
(h) Participation Agreement (Lord Abbett Series Fund, Inc.).(14)
9.	Administrative Contracts — Not applicable.
10.	Other Material Contracts. Power of Attorney.
11.	Opinion and consent of Nancy Kane, Esq.(16)
12.	Actuarial Opinion. Not applicable.
13.	Calculations. Not applicable.

14.	Other Opinions.
(a) Consent of Sutherland Asbill & Brennan LLP.(16)
(b) Consent of PricewaterhouseCoopers, L.L.P.(16)
(c) Opinion and consent of Stephen Peeples, F.S.A., M.A.A.A.(16)
15.	Omitted Financial Statements. No Financial Statements are omitted from Item 24.
16.	Initial Capital Agreements. Not applicable.
17.	Redeemability Exemption.
(a) Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (9)

(1)	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.
(4)	Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 31, 2001.
(5)	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 33-45963) as filed with the Commission on February 10, 1998.
(6)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.
(7)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.
(8)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.
(9)	Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on February 27, 2002.
(10)	Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.
(16)	To be filed by Amendment.

Item 28.    Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division and Director
Allen W. Ritchie	Executive Vice President and Chief Financial Officer and Director
Carolyn King	Senior Vice President, Life and Annuity Division, and Director
Deborah J. Long	Senior Vice President, General Counsel, Secretary, and Director
Jim E. Massengale	Executive Vice President, Acquisitions, and Director
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary, and Director
Judy Wilson	Senior Vice President, Stable Value Products
T. Davis Keyes	Director
Joseph William Hamer, Jr.	Director
Richard J. Bielen	Senior Vice President, Chief Investment Officer and Treasurer, and Director
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Jerry W. DeFoor	Vice President and Controller and Chief Accounting Officer
John B. Deremo	Senior Vice President, Life and Annuity Division
Alan E. Watson	Senior Vice President, Life and Annuity Division

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29.    Persons Controlled by or Under Common Control With the Depositor and Registrant.

        The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2001 (File No. 1-12332) filed with the Commission on March 27, 2002.

Item 30.    Indemnification.

        Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

        In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriter.

  (a)
  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the PIC Fund, the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

  (b)
  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.
Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Carolyn King	President and Director	Senior Vice President, Life and Annuity Division, and Director
Robert Stephen Briggs	Vice President and Director	Executive Vice President, Life and Annuity Division and Director
A.S. Williams, III	Director	None
Kevin B. Borie	Chief Compliance Officer and Director	Vice President and Actuary, Life and Annuity Division
Janet Summey	Secretary	Second Vice President, Life and Annuity Division

Bonnie Miller	Assistant Secretary	Assistant Vice President, Life and Annuity Division
Beth Zaiontz	Assistant Compliance Officer	None
Gary Carroll	Assistant Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Thomas R. Barrett	Chief Financial Officer	Director of Operational Accounting, Life and Annuity Division
Julena G. Johnson	Assistant Compliance Officer	Compliance Auditor II, Life and Annuity Division
Edwin V. Caldwell	Assistant Secretary	Vice President, Brokerage Life Operations Life and Annuity Division
Cindy Yukich-McGill	Assistant Secretary	Director of Brokerage Life Services, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Director of Brokerage Contracting and Compensation, Life and Annuity Division

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.
  (c)
  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	N/A	None	N/A	N/A

Item 32.    Location of Accounts and Records.

        All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33.    Management Services.

        All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation.

        Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on February 26, 2003.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT (Registrant)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN D. JOHNS John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	February 26, 2003
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	February 26, 2003
/s/ JERRY W. DEFOOR Jerry W. DeFoor	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	February 26, 2003
* R. Stephen Briggs	Director
* Jim E. Massengale	Director

* Richard J. Bielen	Director
* J. William Hamer, Jr.	Director
* T. Davis Keyes	Director
* Carolyn King	Director
* Deborah J. Long	Director
* Wayne E. Stuenkel	Director
*By: /s/ NANCY KANE Nancy Kane Attorney-in-Fact		February 26, 2003

EXHIBIT INDEX

10.	Powers of Attorney

QuickLinks

Table of Contents
POLICY BENEFITS/RISKS SUMMARY
  Policy Benefits
  Policy Risks
  Fund Risks
FEE TABLES Protective Preserver
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE FIXED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Investment Company
  Van Kampen Life Investment Trust
  MFS® Variable Insurance Trust
  Oppenheimer Variable Account Funds
  Fidelity® Variable Insurance Products Funds
  Lord Abbett Series Fund, Inc.
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
  Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
ARBITRATION
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B
  Annual Fund Operating Expenses
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust
STATEMENT OF ADDITIONAL INFORMATION
ADDITIONAL POLICY INFORMATION
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
ILLUSTRATIONS
ADDITIONAL INFORMATION
INDEX TO FINANCIAL STATEMENTS